Exhibit 99.1

NAREIT Conference November 17-19, 2015

Disclosure Regarding Forward-looking Statements 2 Statements made in this presentation may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “should,” “expect,” “anticipate,” “estimate,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate, and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Reports on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Agenda Introduction Mack-Cali Realty Corporation Strategic Plan The Process of Change Office Platform Roseland Multi-Family Platform Portfolio Repositioning Financial Review Investment Summary and Conclusion 3

Introduction & Leadership Team 4 On behalf of senior management and all of our 600 employees, we appreciate the opportunity to discuss Mack-Cali’s future. We have been at the process of changing Mack-Cali for the last 5 months. We believe we understand the problems that we face and have formulated the correct strategy. Mitch Rudin CEO Mike DeMarco President Tony Krug CFO Gary Wagner General Counsel OFFICE Ricardo Cardoso CIO & EVP Chris DeLorenzo EVP of Leasing MULTI-FAMILY Marshall Tycher President of Roseland Andrew Marshall COO Leadership Team:

Mack-Cali Realty Corporation Strategic Plan

Company Today 6 $4.0 billion REIT publicly traded on NYSE (“CLI”) 24 million sq. ft. of office in 27 submarkets Leased percentage for office 85.8% Substantial development opportunities for office 5,644 operating multi-family units, principally owned in joint ventures Apartment platform managed by Roseland Partners, acquired in 2012 Leased percentage for multi-family 95.7% Pipeline of 12,000 multi-family units to be developed Sr. Unsecured Debt Ratings: Baa3/BBB-/BBB- Fixed charge coverage ratio of 2.6x for 2015–3Q Marbella, Jersey City, NJ RiversEdge at Port Imperial, Weehawken, NJ Mack-Cali Centre III, Paramus, NJ 101 Hudson Street, Jersey City, NJ Source: Company filings as of September 30, 2015 We are a two platform company — office and multi-family with a focus on owning assets in the Waterfront area and other transit-based locations.

Overview of the 2015-2018 Business Plan 7 Created a simple, easy to communicate 39-month plan called 20 / 15 Own 20 million sq. ft. of class A office buildings Own 15,000 (operating or in construction) units of luxury apartments The sole focus is to drive our operating performance Results should enable us to trade at our NAV and then at a premium Set ambitious but achievable goals Expect the market will judge us by our success in meeting these goals

The Process of Change 20 / 15 8 Transform the Company into a premier Waterfront and transit-based office owner and a regional owner of luxury multi-family properties Exit non-core assets wisely Upgrade and modernize existing properties Selectively acquire assets for desirable high growth markets Rebuild operational excellence Continually improve operating efficiencies Over time, attain a fortress balance sheet

The Process of Change 20 / 15 9 The first step to solving any problem is recognizing that there is a problem Our legacy challenges: Inefficient operations Declining occupancy Opaque disclosure Poor capital allocation Strained cash flows

Focus List 10 Now (Generate Increased Cash Flow) 1. Staffing levels 2. Cost of operations 3. G&A expenses First 12 – 18 Months (Balance Sheet / Capital Expenditures / Long-term Cash Flow) 4. Increase occupancy 5. Extend credit facility and refinance debt for savings 6. Plan dispositions 7. Reposition assets to “A” quality 39 Months (Long-term Strategy Execution) 8. Capital allocation 9. Correct markets to operate in 10. Funding and growth of the Roseland operations Ten things that will change over the next 39 months

First 5 Months Results 11 Approximate 2016 Savings Personnel — headcount reduction (all departments) $7.5 million G&A — marketing, legal, and other services $3.0 million Operations — re-bid all services $7.5 million Refinancing for 2016 interest expense savings $7.0 million Total $25.0 million FFO savings translates to ~ $17.0 million Occupancy of 85.8% as of September 30, 2015 Cap-ex of $45 million for Harborside, Parsippany, Paramus, and White Plains Identified dispositions of approximately $700 to $800 million Created long-term funding plan for Roseland Initiated cultural and organizational changes

First 5 Months Results 12 Source: Bloomberg 11-12-2015 31.49% (2.16%) (15.00%) (10.00%) (5.00%) 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 6/2/2015 11/12/2015 CLI vs FTSE NAREIT Index Stock Price Percentage Change Since 6 - 2 - 2015 CLI US Equity FNOFF Index CLI 6 - 2 - 15 $17.02 CLI 11 - 12 - 15 $22.38 FNOFF 11 - 12 - 15 $317.05 FNOFF 6 - 2 - 15 $324.06

First 5 Months Results 13 Source: Bloomberg 11-12-2015 31.49% 1.55% (7.17%) (6.17%) 7.38% (25.00%) (20.00%) (15.00%) (10.00%) (5.00%) 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 6/2/2015 11/12/2015 CLI vs Suburban Office Peers Stock Price % Since 6 - 2 - 2015 CLI HIW BDN PKY OFC EQC CLI 11 - 12 - 15 $22.38 CLI 6 - 2 - 15 $17.02

Office Platform

New Jersey — targeting the right markets 15 Richest state in America, with one of the highest educated workforces NJ is ranked 7th in the country for concentration of Fortune 500 companies with a total of 21 Many other Fortune 500 companies with HQ in NYC also have a significant presence in NJ Strong markets for the future are dictated by inter-modal transportation options (trains, buses, ferries, rails, highways, and airports) Plan to focus on premier submarkets: Deep penetration of “Gold Coast” Waterfront Northern NJ, Central NJ and Westchester: 11 counties Source: Forbes

Current portfolio 9.5 million sq. ft. of Core, 4.3 million sq. ft. of Waterfront, and 5.2 million sq. ft. of Flex Source: Company filings as of September 30, 2015 Core: Long-term hold properties. Select suburban markets. Transit-based growth markets Waterfront: Office assets located on NJ Hudson River waterfront High quality class A assets in dynamic, transit-based markets Development rights for up to 1.7 MSF of Office Flex: Non-office commercial assets, primarily office/flex properties Stable cash flows, over 90% occupancy, low capital costs Non-core: Properties designated for eventual sale/disposition or repositioning Portfolio # of Properties Rentable square feet Square feet leased Percent leased Core 66 9,462,555 8,260,560 87.3% Waterfront 6 4,317,978 3,744,230 86.7% Flex 103 5,162,813 4,741,991 91.8% Non-Core 41 5,072,406 3,854,411 76.0% Totals 216 24,015,752 20,601,192 85.8% Portfolio (by % of Annualized Base Rent) 16 Waterfront 24.2% Core , 41.6% Flex , 13.1% Non - core , 21.1%

Northern and Central NJ Office Markets Mass Transit vs. Non Mass Transit Statistics 17 MARKET GROUP CLASS A INVENTORY DIRECT VACANCY RATE OVERALL VACANCY RATE DIRECT GROSS ASKING RENT RATE TRANSIT SERVED (MSF) Hudson Overall 21.5 12.8% 13.7% $37.92 Short Hills Overall 1.1 7.3% 7.3% $36.50 Metropark Overall 3.9 14.9% 16.4% $32.96 Princeton Overall 2.2 13.9% 17.7% $27.36 Morristown Overall 5.4 18.7% 21.2% $27.57 Newark Overall 14.0 18.3% 18.9% $26.54 Total/Weighted Average 48.1 15.2% 16.3% $32.52 NON MASS TRANSIT Bergen County Overall 26.0 17.6% 20.9% $24.04 Route 17 N/GSP Overall 7.0 19.7% 26.8% $21.47 Route 10/24 Overall 8.7 24.1% 25.4% $28.47 Parsippany Overall 13.0 22.4% 26.6% $26.53 Monmouth Overall 10.3 13.3% 13.5% $22.19 I-78 Corridor Overall 15.2 17.1% 22.1% $27.80 Upper 287 Overall 10.5 24.9% 26.9% $18.77 Meadowlands Overall 6.9 19.3% 21.8% $25.06 Total/Weighted Average 97.6 19.3% 22.6% $24.48 Source: Cushman & Wakefield

Portfolio Mix by Market 18 *As of 9/30/15 * * Current % of Percent (MSF) Total Leased Flex Assets 5.3 22.0% 92.2% Other Assets 3.5 14.5% 85.4% Waterfront 4.3 18.0% 86.7% Paramus Area 2.5 10.6% 81.5% Parsippany 2.8 11.7% 78.8% DC & Maryland Region 1.3 5.4% 74.2% Cranford Area 0.8 3.3% 83.7% Princeton 0.7 2.8% 75.8% White Plains 0.7 2.8% 80.7% Monmouth 1.2 5.1% 92.9% NYC 0.5 2.2% 100.0% Metropark 0.4 1.6% 99.7% TOTAL 24.0 100.0% 85.8% SF by Category Current % of Percent (MSF) Total Leased Flex Assets 5.3 22.0% 92.2% Other Assets 3.5 14.5% 85.4% Waterfront 4.3 18.0% 86.7% Paramus Area 2.5 10.6% 81.5% Parsippany 2.8 11.7% 78.8% DC & Maryland Region 1.3 5.4% 74.2% Cranford Area 0.8 3.3% 83.7% Princeton 0.7 2.8% 75.8% White Plains 0.7 2.8% 80.7% Monmouth 1.2 5.1% 92.9% NYC 0.5 2.2% 100.0% Metropark 0.4 1.6% 99.7% TOTAL 24.0 100.0% 85.8% SF by Category

Commercial Land Assets for NAV 19 Land Description Region Estimated Value in Millions Harborside Plaza 4 Jersey City, NJ $70.0 - $80.0 Princeton Land Sites West Windsor, NJ $35.0 - $41.0 Parsippany Land Sites Parsippany, NJ $10.0 - $13.2 Flex Land Sites NJ & NY $7.0 - $11.0 Eastpoint 2 Lanham, MD $3.0 - $4.8 Total Land Value $125.0 - $150.0 Projected Land Value Ability to expand in some of the high-growth markets Sites are entitled and have the potential for change in use Data as of 08/31/15

Current Portfolio - Diversification 20 Top 10 Tenants Number of Properties % of ABR Credit ratings Moody’s S&P Fitch DB Services New Jersey, Inc.* 2 2.6 A3 BBB+ A National Union Fire Insurance Company of Pittsburgh, PA 2 2.3 A1 A+ A Bank Of Tokyo-Mitsubishi FUJI, Ltd. 1 2.2 A1 A+ A United States of America-GSA 12 1.9 Aaa AA+ AAA Forest Research Institute, Inc.* 1 1.9 NR BBB- BBB- Montefiore Medical Center 7 1.5 NR NR NR ICAP Securities USA, LLC* 1 1.4 Baa3 NR BBB KPMG, LLP 3 1.3 NR NR NR Daiichi Sankyo, Inc. 1 1.3 A1 NR NR TD Ameritrade Online Holdings 1 1.3 A3 A NR Top 10 Tenants (by % of Annualized Base Rent) Source: Company filings as of September 30, 2015 *Implied investment grade rating due to parent company. Tenant Industry (by % of Annualized Base Rent) Lease Expirations (by % of Annualized Base Rent) 0.2 1.7 3.8 2.9 2.4 1.7 1.5 1.1 1.2 1.1 0.6 2.0 Sq. Ft. Expiring (in millions) Note: Please see the following page for commentary on the 2017 expirations 14.4% 10.7% 7.3% 7.0% 6.7% 4.5% 4.5% 4.4% 3.4% 3.4% 33.7% Securities, commodity contracts & cther financial - 14.4% Insurance Carriers & Related Activities - 10.7% Manufacturing - 7.3% Legal Services - 7.0% Credit Intermediation & Related Activities - 6.7% Computer System Design Svcs. - 4.5% Health Care & Social Assistance - 4.5% Accounting/Tax Prep. - 4.4% Wholesale Trade - 3.4% Telecommunications - 3.4% Others - 33.7% 0.7% 8.0% 18.9% 13.8% 10.8% 7.6% 8.0% 5.7% 6.3% 5.6% 3.0% 11.6% 0% 5% 10% 15% 20%

2017 Lease Expirations 21 3.764 million leased square feet, or 19% of the current portfolio, expiries in 2017 1.424 million square feet is in the 4th quarter. 1.126 million square feet, or 30% of the expirations, have been addressed 680,906 square feet, or 18%, are in properties to be disposed of 445,000 square feet, or 12%, are renewals being finalized Of the remaining 2.638 million square feet of expiries, 1.5 million square feet are in the Company’s best markets, primarily the Jersey City waterfront. The Company pro-actively engages significant tenants well in advance of lease expiration. Discussions have begun with all significant tenants.

Roseland Multi-Family Platform

Roseland Residential Trust 23 Created new subsidiary — Roseland Residential Trust Integrated and scalable platform Will execute development, construction, financing, and property management Put together one of the best teams in the business Build out and monetize geographically desirable land portfolio Strategic repurposing of select Mack-Cali office holdings to multi-family use Evaluate new marketplace development and acquisition opportunities Continuous growth of net asset value Continue to enhance transparency and disclosure

Roseland Portfolio Well Positioned 24 Portfolio has the highest revenue per home Portfolio will be newer and more transit-based than competitors 0 $500 $1,000 $1,500 $2,000 $2,500 Revenue per Home Equity Residential Post Properties Camden Essex UDR Avalon Bay Roseland Source: Public company filings

Residential Portfolio Overview 25 Multi-family portfolio producing consistent growth in cash flow and NAV Apartments 2Q15 2016 2017 2018 Source: Roseland Supplemental as of September 30, 2015 Portfolio Growth (Units) 3Q 2015 Year end 2018 Operating 5,644 11,999 In-Construction 2,075 2,547 Subtotal — Operating / In-Construction 7,719 14,546 Residential Land / Future Development 10,901 4,074 Total 18,620 18,620 Operating & Lease-Up In Construction 3Q-15 2016 2017 2018 3Q-15 2016 2017 2018 Multi-family EBITDA ($mm) 2016 2017 2018 2019 EBITDA 5,644 6,826 8,262 11,999 2,075 3,448 5,474 2,547 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 $23 $31 $54 $77 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90

Roseland Ownership Evolution PORTFOLIO OWNERSHIP (UNITS) PORTFOLIO OWNERSHIP (CASH FLOW CONTRIBUTION ) 100% Seek to increase ownership and economic participation on future and existing communities Subordinated Joint Ventures Joint Ventures Consolidated Interests Source: Roseland Supplemental as of September 30, 2015 26 41% 33% 26% Current (3Q 2015) 96% 4% Original (4Q 2012) 17% 39% 44% Target (4Q 2018) 3% 41% 56% Current (3Q 2015) Original (4Q 2012) 2% 40% 58% Target (4Q 2018)

Multi-family Capital Plan 27 Capital Needs ($ in thousands) In-Construction Projects $ 44,000 2015 Starts 75,000 2016 Starts 152,000 2017 Starts 253,000 2018 Starts 115,000 Additional Uses of Capital (1) 54,000 Total - Gross Capital Requirements $ 693,000 Less: Land Receivables/Other (82,000) Net Capital Uses $ 611,000 Fund development using: Project level debt ~ $150 million Net incremental cash flow from operations ~ $150 million Joint venture equity - TBD Asset sales/ finance - TBD Entity level equity - TBD 2015-2018 represents approximately 26 starts, 8,000 units, $2.7 billion of cost Source: September 10th Investor Day Presentation

Repurposing and Value Creation — Short Hills* 28 One of 10 sites for potential repurposing Site is adjacent to The Mall at Short Hills Secured rezoning for multi-family (200 units) and hotel (250 keys) use Value of land with rezoning rights now worth in excess of $20 million Value of future development is $175 million Targeted start in 2016 *200 units and 250 keys from excess parking

Port Imperial Waterfront Master Plan 29 200‐acre master plan community with two miles of waterfront directly across from Midtown Manhattan Future development opportunities: 2,250 units, 364 hotel keys, and 290,000 sq. ft. office

Portfolio Repositioning

Upgrading and Re-Amenitizing Office Portfolio Capital expenditures of $45 million for Harborside, Parsippany, Paramus and White Plains Meeting needs of today’s growth tenants by adding amenities and improved services Lobby upgrades Renovated restrooms Childcare centers Roseland design team engaged to execute on project Upgrades Will drive occupancy Opportunity to raise rents Enhance competitive position in our markets Cafés and lounges Conference centers Fitness centers 31

Proposed Disposition Plan 32 Increase overall portfolio quality — no rush to sell Sell NYC, DC, and Maryland Reduce footprint in Parsippany and Paramus – exclusive to class “A” office Sell “B” quality assets across all markets Sell out of slow-growth markets 30 to 40 assets with a value of $700 to $800 million Sales planned in connection with capital needs Brokers have valued the assets Capital, if needed, will be allocated to get the highest price As sales occur the overall occupancy of the portfolio should rise Fund capital needs in a tax efficient manner Cash from high basis assets 1031 Exchange value from low basis assets

Core Portfolio After Proposed Disposition Plan 33 Focused on Markets with Multiple Demand Drivers Market Current After Dispositions (MSF) % of Total (MSF) % of Total Flex Assets 5.3 22.0% 5.3 27.8% Other Assets 3.5 14.5% 1.4 7.4% Waterfront 4.3 18.0% 4.3 22.8% Paramus Area 2.5 10.6% 2.3 12.2% Parsippany 2.8 11.7% 2.4 12.4% DC / Maryland Region 1.3 5.4% 0.0 0.0% Cranford Area 0.8 3.3% 0.8 4.2% Princeton 0.7 2.8% 0.7 3.6% White Plains 0.7 2.8% 0.6 3.3% Monmouth 1.2 5.1% 0.8 4.3% NYC 0.5 2.2% 0.0 0.0% Metropark 0.4 1.6% 0.4 2.1% 24.0 100.0% 19.0 100.0% Source: Company provided information

Waterfront — A Long-Term Growth Opportunity To Create a True Live, Work, Play Neighborhood 34 Retail — Three contiguous blocks up to 200,000 sq. ft. Create a waterfront destination with spectacular Manhattan skyline views Add relevant retail, fitness, food concepts; and potential marina Estimated cost of $25 million to create at least $5 million of NOI Office — Attract the TAMI tenants to propel growth State of the art technology, abundant access to power, access to great transportation Ferry service running directly to the west side of Manhattan (five minutes), home to Google, Twitter, and others PATH / Hudson-Bergen Light Rail / Hoboken Train Terminal / Penn Station / Newark International Airport Residential Rental — Becoming the 6th borough of NYC Luxury rental homes with exceptional access to Manhattan 3,400 units operating or under construction today, ability to add 5,900 units 69-story, 763-unit URL® Harborside 1 multi-family tower under development

Harborside Today Retail Space of 100,000 sq. ft. 35

36 Proposed New Harborside Retail Space of 150,000 sq. ft.

50% NAV Comes From Waterfront by End of 2018 37 Existing Properties Future Development Office Multi-family Office Multi-family Harborside Marbella Plaza 4 URL® Harborside 2 and 3 Plaza 1 Marbella 2 Port Imperial Office Liberty Landing Plaza 2 Monaco Harborside San Remo Plaza 3 The Estuary Port Imperial Apartments Plaza 4A RiversEdge Plaza 8 and 9 Plaza 5 RiverParc 101 Hudson Street RiverTrace URL® Harborside 1 Hotel and Parking Hotel Hyatt Regency (350 keys) Port Imperial Hotel (364 keys) Port Imperial Garages 4.3 MSF of Office 3,400 Units 1.7 MSF of Office 5,900 Units

Financial Review

Select Financial Information (as of 9/30/15) 39 Total Market Equity $1.9BN Total Market Capitalization $3.9BN Total Debt $2.0BN Sr. Unsecured Debt Ratings (Moody’s/S&P/Fitch) Baa3/BBB-/BBB- Debt-to-Undepreciated Assets 37.6% Interest Coverage 3.1x Fixed Charge Coverage 2.6x Net Debt to Annualized EBITDA 7.2x Source: Company filings as of September 30, 2015

As of and for the periods ended Mack-Cali has operated as an investment grade company with low leverage and high coverage ratios 40 2.7 3.2 3.2 2.9 2.4 3.1 2.6 3.1 3.0 2.6 2.1 2.6 2010 2011 2012 2013 2014 2015-3Q Interest coverage Fixed charge coverage Debt/Undepreciated Assets 33.6% 36.7% 39.9% 37.3% 37.6% 37.0%

Debt Maturity Schedule 41 As of September 30, 2015 ($000s) Balance % of Total Weighted average interest rate Weighted average maturity in years Fixed rate unsecured debt and other obligations $1,268,568 62.08% 4.88% 4.41 Fixed rate secured debt 597,185 29.22% 7.13% 2.78 Variable rate secured debt 142,839 6.99% 3.87% 1.25 Variable rate unsecured debt 35,000 1.71% 1.51% 1.83 Totals/weighted average $2,043,592 100.00% 5.41% 3.67 Source: Company filings as of September 30, 2015; maturities exclude scheduled amortization Note: $600mm revolver has two, six-month extension options for a final maturity in 2018. $300mm term loan has two, one year extension options for a final maturity in 2021. ¹ Pro forma for the new $300mm term loan. Assumes proceeds are used to pay off $200mm of unsecured notes maturing January 2016. Manageable Pro Forma¹ Debt Maturity Schedule ($mm) $468 $35 $114 $104 $148 $232 $82 $4 $26 $285 $250 $300 $275 $300 $0 $100 $200 $300 $400 $500 $600 $700 4Q-2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Secured Debt Senior Unsecured Notes Unsecured Term Loan $600mm Unsecured Revolver $632

Balance Sheet Strength: Multiple Capital Sources 42 Ability to finance the office portfolio with either unsecured or secured debt Maintain a large pool of unencumbered office and flex assets Multi-family platform has multiple sources of capital available Minimal floating rate debt exposure Refinancing near term maturities results in lower cost debt (~$7.0 million) Organic de-levering during the plan as: Occupancy increases Rental rate increases Delivery of multi-family units Asset sales

Capital Plan Sources 43 Disposition proceeds $700–$800 million $600 million credit facility Term loans JV partner equity or entity level equity for Roseland Net incremental cash flow – office / multi-family Potential capital markets activity

Earnings Guidance & Assumptions 44 Source: Mack-Cali Supplemental Package filed on October 28th, 2015 Metric Assumption Range ($ in millions) OFFICE PORTFOLIO Occupancy (% Leased) at YE-2016 86.5% to 87.5% Same Store GAAP NOI 2.5% to 3.5% Same Store Cash NOI 1.0% to 2.0% Straight-Line Rent Adjustment $11.0 to $13.0 Acquisitions $400.0 to $600.0 Dispositions $400.0 to $500.0 Base Building CapEx $38.0 to $40.0 MULTI-FAMILY PORTFOLIO Development (Consolidated) $110.0 to $130.0 Development (JV) $60.0 to $80.0 Acquisitions $20.0 CORPORATE G&A (Corporate) $34.0 to $37.0 G&A (Multi-Family Subsidiary) $9.0 to $11.0 Interest Expense $96.0 to $100.0 Unsecured Debt Financing $300.0 Equity Financing $275.0 to $325.0 Metric 2015 Revised Guidance Funds from Operations (FFO) per share $1.83 to $1.87 2016 Guidance Funds from Operations (FFO) per share $2.00 to $2.10

Conclusion

Investment Strategy 46 Management Team Committed to Unlocking Value Two class A platforms with best in-class disclosure Capital program funded by multiple options: Selling non-core assets Expense savings Increased cash flow Leverage Disciplined capital allocation and balance sheet management Driving NAV and EBITDA growth over the next 39 months

NAV Building Blocks Today 47 Source: September 10th Investor Day Presentation Low High Low High Commercial NJ Waterfront (1) $70.1 5.25% 5.75% 1.525 $ 1.650 $ Flex 43.6 6.75% 7.25% 0.580 0.625 Core Suburban/White Plains CBD 75.5 7.50% 8.00% 1.000 1.080 Non-core 54.7 7.50% 8.50% 0.610 0.650 NYC/Wash, D.C. 17.4 4.75% 5.00% 0.350 0.375 JV interests 0.150 0.175 Land/CIP 0.160 0.200 Total Commercial 4.375 4.755 (1) Current value prior to stabilization . Stabilized NOI will be approx. $15mm higher. Multi-family Consolidated Apartments/Garage 14.0 4.00% 5.25% 0.330 0.360 JV interests 0.090 0.100 Subordinated JV interests 0.055 0.065 In-construction development (consol. and unconsol. JV) 0.225 0.240 Land including transfers from Office 0.285 0.315 Total Multi-family 0.985 1.080 Total Debt / Other Liabilities 2.235 2.235 Cap Rate Range Value Range ($B) 2015 Projected NOI ($mm)

Definitions 48 Average Revenue Per Home: Calculated as total apartment revenue for the quarter ended June 30, 2015, divided by the average percent occupied for the quarter ended June 30, 2015, divided by the number of units and divided by 3 Percentage Leased: The percentage of units that are either currently occupied or vacant units leased for future occupancy. Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest. Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start. Future Development: Represents land inventory currently owned or controlled by the Company. Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy. In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities. Project Stabilization: Lease-Up communities that have achieved over 95 Percent Leased for six consecutive weeks. Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.

Definitions 49 Projected Stabilized NOI: Pro forma NOI for Lease-Up, In-Construction or Future Development communities upon achieving Project Stabilization. Joint Ventures: Joint ventures in which the Company invests capital alongside Joint Venture partners with contributions made in proportion to each member's ownership percentage. Projected Stabilized Yield: Represents Projected Stabilized NOI divided by Total Costs. MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project. Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals. Net Asset Value (NAV): We consider NAV to be a useful metric for investors to estimate the fair value of the Roseland platform. The metric represents the net projected value of the Company’s interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company. Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns Net Operating Income (NOI): Total property revenues less real estate taxes, utilities and operating expenses. Third Party Capital: Capital invested other than MCRC Capital. Operating Communities: Communities that have achieved Project Stabilization. Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion. .